UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 9, 2017

HILL-ROM HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Indiana (State or other jurisdiction of incorporation)	1-6651 (Commission File Number)	35-1160484 (IRS Employer Identification No.)

Two Prudential Plaza, Suite 4100
Chicago, Illinois	60601
(Address of principal	(Zip Code)
executive offices)

(312) 819-7200
 (Registrant’s telephone number, including area code)

Not Applicable
 (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.                      Regulation FD Disclosure.

Hill-Rom Holdings, Inc. (“Hill-Rom” or the “Company”) is disclosing under Item 7.01 of this Current Report on Form 8-K the information contained in Exhibit 99.1, which information is incorporated by reference herein. The information contained in Exhibit 99.1 is an excerpt derived from a preliminary offering memorandum that is being disseminated in connection with the Company’s private offering of $300.0 million in aggregate principal amount of senior unsecured notes due 2025 (the “Notes”).

This Current Report on Form 8-K shall not constitute an offer to sell or the solicitation of an offer to buy the offered securities, nor shall there be any sales of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

The information contained in this Item 7.01 and in the accompanying Exhibit 99.1 shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Exchange Act or the Securities Act of 1933, as amended (the “Securities Act”), except as shall be expressly set forth by specific reference in such filing.

Item 8.01                         Other Events.

On February 9, 2017, Hill-Rom announced that it intends to offer, subject to market and other conditions, the Notes in a private placement transaction pursuant to Rule 144A and Regulation S under the Securities Act. The Notes will be guaranteed on a senior unsecured basis by the Company’s existing and future wholly-owned domestic restricted subsidiaries that guarantee the Company’s senior secured credit facilities. The Company intends to use the net proceeds from the offering of the Notes, together with available cash balances, to finance the previously announced acquisition of Mortara Instrument, Inc. by the Company’s subsidiary, Welch Allyn, Inc. (the “Acquisition”), and to pay related transaction fees and expenses. The offering, however, is not conditioned upon the completion of the Acquisition, which, if completed, will occur subsequent to the closing of the offering.  The Notes will be subject to a special mandatory redemption if the Acquisition is not consummated. Concurrently with the closing of the offering, the Company intends to enter into an amendment to its senior secured credit facilities to permit the issuance of the Notes and certain other transactions related to the Acquisition.

The Notes and the related guarantees have not been and will not be registered under the Securities Act and may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements thereunder. Pursuant to Rule 135C of the Securities Act, the Company is filing herewith as Exhibit 99.2 the press release dated February 9, 2017.

Item 9.01                       Financial Statements and Exhibits.

(d) Exhibits:

Exhibit No.	Description
99.1	Excerpt derived from the Confidential Offering Memorandum, dated February 9, 2017.
99.2	Press Release dated February 9, 2017, announcing the proposed offering of the Notes.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HILL-ROM HOLDINGS, INC.
(Registrant)

DATE: February 9, 2017	By:	/s/ STEVEN J. STROBEL
	Name:	Steven J. Strobel
	Title:	Senior Vice President and Chief Financial Officer (duly authorized officer and principal financial officer)

Exhibit Index

Exhibit No.	Description
99.1	Excerpt derived from the Confidential Offering Memorandum, dated February 9, 2017.
99.2	Press Release dated February 9, 2017, announcing the proposed offering of the Notes.